Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 26, 2023, by and among Cantor Fitzgerald Income Trust Operating Partnership, L.P., a Delaware limited partnership (“Borrower”), Cantor Fitzgerald Income Trust, Inc., a Maryland corporation (“Holdings”), EACH OF THE ENTITIES IDENTIFIED AS “SUBSIDIARY GUARANTORS” ON THE SIGNATURE PAGES OF THIS AMENDMENT (the “Subsidiary Guarantors”; Holdings and the Subsidiary Guarantors are hereinafter referred to collectively as the “Guarantors” and each individually as a “Guarantor”), CITIZENS BANK, N.A., a national banking association (“Citizens”), individually as a Lender and as administrative agent for itself and the other lenders (the “Lenders”) from time to time a party to the Credit Agreement (as hereinafter defined) (Citizens, in its capacity as administrative agent, is hereinafter referred to as “Administrative Agent”), and EACH OF THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO.

W I T N E S S E T H:

WHEREAS, the Borrower, Guarantors, Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of July 23, 2021, as amended by that certain First Amendment to Credit Agreement dated as of February 2, 2022 (as amended, restated, supplemented or otherwise modified and in effect prior to the date hereof, the “Existing Agreement”, and as the same may thereafter be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower and the Guarantors executed and delivered to Administrative Agent and the Lenders that certain Guarantee Agreement dated as of July 23, 2021, as affected by those certain Subsidiary Joinder Agreements dated as of March 11, 2022 and April 14, 2022 (collectively, the “Guarantee Agreement”);

WHEREAS, Borrower and the Guarantors executed and delivered to Administrative Agent and the Lenders that certain Environmental and Hazardous Materials Indemnity Agreement dated as of July 23, 2021 in favor of Administrative Agent and the Lenders, as affected by those certain Subsidiary Joinder Agreements dated as of March 11, 2022 and April 14, 2022 (collectively, the “Environmental Indemnity”);

WHEREAS, certain loans or other extensions of credit under the Existing Agreement or other Existing Documents (as defined below) bear or are permitted to bear interest, or incur or are permitted to incur fees, commissions or other amounts, based on the London interbank offered rate for U.S. Dollars (“USD LIBOR”) in accordance with the terms of the Existing Agreement or the other Existing Documents;

WHEREAS, the parties hereto have determined that USD LIBOR should be replaced with an alternative benchmark rate for purposes of the Existing Agreement and the other Existing

Documents for settings of benchmark rates that occur on or after the Effective Date (as defined below); and

WHEREAS, the parties hereto, including Lenders that constitute all of the Lenders required to consent to the amendments and modifications to the Existing Documents set forth herein, have determined to make such amendments and modifications;

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.
Amendment. Notwithstanding anything to the contrary contained in the Existing Agreement or in any other Existing Document, the Existing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached hereto as Exhibit A. A copy of the Existing Agreement is attached hereto as Exhibit A, and is marked, as described in the preceding sentence, to show the additions and deletions made to the Existing Agreement on the Effective Date (as defined below).
2.
Definitions. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in Exhibit A attached hereto. The following terms shall have the following meanings for purposes of this Amendment and the provisions contained herein:
(a)
“Existing Documents” means the Existing Agreement, each “Loan Document”, “Credit Document”, “Financing Agreement”, “Transaction Document” or “Related Document” (or other analogous or similar defined term) and all other agreements, documents and instruments executed and delivered in connection with the Existing Agreement and the extensions of credit thereunder, each as amended or otherwise modified immediately prior to giving effect to this Amendment, including without limitation any note, guarantee, security document, mortgage, or certificate; provided, that no derivative, swap agreement, hedge agreement or ISDA confirmation (or other analogous or similar document) shall constitute an Existing Document for purposes of this Amendment or the provisions contained in this Amendment.
(b)
“Loan Party” means any Borrower, guarantor, grantor, loan party or other person having any other analogous or similar role under the Existing Agreement or any other applicable Existing Document.
3.
Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) if, and only if, the following conditions precedent have been satisfied:
(a)
Amendment. The Administrative Agent has received this Amendment executed and delivered by a duly authorized officer of each Lender, the Borrower and each other Loan Party.

(b)
Representations and Warranties. The representations and warranties made pursuant to Section 7 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date.
4.
Effect of Amendment; Acknowledgments by Borrower and Guarantors. Each of Administrative Agent, the Lenders, Borrower, and the Guarantors hereby acknowledges, confirms, and agrees that, from and after the Effective Date:
(a)
Any and all references to the “Credit Agreement” (however defined or described) in any Existing Document, and in any other document or instrument incidental thereto, will mean a reference to the Existing Agreement as amended pursuant to this Amendment (and as the Credit Agreement from time to time may be further amended, restated, supplemented or otherwise modified), and the Existing Documents are hereby amended accordingly, mutatis mutandis. Without limiting the generality of the foregoing, each reference in the Existing Agreement to “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import will mean, from and after the Effective Date, a reference to the Existing Agreement as hereby modified.
(b)
The terms and provisions of this Amendment modify and supersede all inconsistent terms and provisions of the Existing Agreement and the other Existing Documents. Except as expressly modified by this Amendment, the terms and conditions of the Existing Agreement and the other Existing Documents, respectively, remain in full force and effect, without modification, and in all respects are hereby ratified, confirmed, and reaffirmed, and Borrower and the Guarantors hereby reaffirm each Lien granted by each Loan Party pursuant to the Collateral Documents, respectively and as applicable, all of which obligations and Liens remain in full force and effect after giving effect to this Amendment. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Existing Documents (including without limitation the Guarantee Agreement and the Environmental Indemnity).
(c)
The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Administrative Agent or any Lender under any of the Existing Documents, nor constitute a waiver of any breach, Default or Event of Default under the Existing Documents (whether or not known to Administrative Agent or the Lenders and whether or not existing on the date of this Amendment) or any provision of the Existing Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Existing Documents.
(d)
Each party hereto acknowledges and agrees that, on and after the Effective Date, this Amendment will constitute a Loan Document for all purposes hereunder.
5.
Consent of Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Existing Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Existing Agreement, as modified and amended herein, and the other Existing Documents

(including, without limitation, the Guarantee Agreement and the Indemnity) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guarantee Agreement and the Indemnity extend to and apply to the foregoing documents as modified and amended.
6.
No Actions, Claims, Etc. As of the Effective Date, each of Borrower and each Guarantor hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, counterclaims, offsets, demands, damages, and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, advisors, consultants, counsel or directors arising from any action by such Persons, or failure of such Persons to act on or prior to the date hereof.
7.
Representations and Warranties. Borrower and Guarantors represent and warrant to Administrative Agent and the Lenders as follows:
(a)
The representations and warranties of each Loan Party set forth in the Existing Agreement (including, without limitation, as set forth in Article 5 thereof) and in each other Existing Document, respectively and as applicable, are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects as so qualified) on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date.
(b)
No Default or Event of Default exists or will result from the execution of this Amendment.
(c)
Each Loan Party has all requisite power and authority to execute, deliver and perform its respective obligations under this Amendment. The execution, delivery and performance of this Amendment (i) are within such Loan Party’s corporate or other powers, (ii) have been duly authorized by all necessary corporate or other organizational action, and (iii) do not (A) contravene the terms of any of such Person’s Organizational Documents, (B) violate any applicable law, or (C) conflict with or result in any breach or contravention of, or the creation of any Lien (other than a Lien permitted by Section 7.2 of the Existing Agreement) under, (x) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject.
(d)
This Amendment has been duly executed and delivered by each Loan Party that is a party thereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(e)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery, or performance by, or enforcement against, any Loan Party of this Amendment, except for the approvals, consents, exemptions, authorizations, actions, notices, and filings which have been duly obtained, taken, given or made and are in full force and effect.
(f)
None of the Organizational Documents of any Loan Party have been modified or amended from the documents most recently delivered to the Administrative Agent and the Lenders.
(g)
Each of the Loan Parties has consulted with independent legal counsel of such Person’s selection in connection with this Amendment and is not relying on any representations or warranties of Administrative Agent and the Lenders or their counsel in entering into this Amendment.
8.
Expenses. The Borrower hereby agrees to pay all reasonable out-of-pocket legal expenses of the Administrative Agent in connection with the negotiation, preparation, execution, and delivery of this Amendment and each other document contemplated hereby (including, without limitation, the reasonable fees and expenses of counsel), not to exceed $25,000 in the aggregate.
9.
Delayed Rate Switch for Prior USD LIBOR Credit Extensions. This Amendment shall not apply with respect to any (a) credit extension requested, made or outstanding that bears interest with reference to a USD LIBOR rate that (i) is or was set at any time prior to the Effective Date and (ii) is held constant for a specifically designated period and is not reset on a daily or a substantially daily basis (disregarding day count, weekend or holiday conventions) and (b) any retroactive margin, yield, fee or commission increases available to the Administrative Agent and the Lenders as a result of any inaccuracy in any financial statement or compliance certificate that, if corrected, would have led to the application of a higher interest margin or yield with respect to any USD LIBOR credit extension (including any credit extension bearing interest with reference to a USD LIBOR rate that is reset on a daily or a substantially daily basis (disregarding day count, weekend or holiday conventions)) or any higher fee or commission for any applicable period, and in each case, notwithstanding anything contained herein to the contrary, the provisions of the Existing Agreement shall continue in effect solely for such purpose; provided that, with respect to any such credit extension described in clause (a) of this Section 9, such credit extension shall only continue in effect in accordance with its terms until the then-current “Interest Period” (or similar or analogous period) for such credit extension has concluded.
10.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.
11.
Further Assurances. The Borrower and each other Loan Party each agrees to execute such other documents, instruments and agreements and take such further actions reasonably requested by the Administrative Agent to effectuate the provisions of this Amendment.

12.
Severability. Any term or provision of this Amendment that is invalid, illegal or unenforceable in any jurisdiction shall, solely as to that jurisdiction, be ineffective solely to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Amendment or affecting the validity, legality or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
13.
Entire Agreement. This Amendment, the Existing Agreement (as amended hereby) and the other applicable Existing Documents (as amended hereby) constitute the entire agreement among the parties to the Existing Agreement and such other applicable Existing Document with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and verbal, among such parties or any of them with respect to the subject matter hereof. Any exhibits or annexes attached hereto are hereby incorporated herein by reference and made a part hereof.
14.
Binding Effect, Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the parties to the Existing Agreement and each other applicable Existing Document and their respective heirs, executors, administrators, successors, legal representatives and assigns, and no other party shall derive any rights or benefits herefrom.
15.
Construction. This Amendment shall be construed without regard to any presumption or other rule requiring construction against the party drafting this Amendment.
16.
Notices. All notices relating to this Amendment shall be delivered in the manner and subject to the provisions set forth in the Existing Agreement.
17.
Counterparts; Effectiveness; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Except as otherwise expressly provided herein this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require the Administrative Agent to accept electronic signature counterparts in any form or format and (y) the Administrative Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Amendment and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.
18.
Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signatures appear on following page(s).]

IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.

BORROWER:

CANTOR FITZGERALD INCOME TRUST OPERATING PARTNERSHIP, L.P.,

a Delaware limited partnership

By: Cantor Fitzgerald Income Trust, Inc.,

its General Partner

By:  /s/ Christopher Milner

Name: Christopher Milner

Title: President

HOLDINGS: Cantor Fitzgerald Income Trust, Inc., a Maryland corporation By: /s/ Christopher Milner Name: Christopher Milner Title: President

[Signatures continue on following page(s).]

SUBSIDIARY GUARANTORS:

10801 Madison Avenue Owner, LLC,

a Delaware limited liability company

By: Cantor Fitzgerald Income Trust Operating

Partnership, L.P., its Managing Member

By: Cantor Fitzgerald Income Trust, Inc., its General Partner

By: /s/ Christopher Milner

Name: Christopher Milner

Title: President

651 E CORPORATE DRIVE, LLC,

a Delaware limited liability company

By: Cantor Fitzgerald Income Trust Operating Partnership, L.P., its Sole Member

By: Cantor Fitzgerald Income Trust, Inc., its General Partner

By: /s/ Christopher Milner

Name: Christopher Milner

Title: President

NORTH DE ANZA BOULEVARD, LLC,

a Delaware limited liability company

By: Cantor Fitzgerald Income Trust Operating Partnership, L.P., its Managing Member

By: Cantor Fitzgerald Income Trust, Inc., its General Partner

By: /s/ Christopher Milner

Name: Christopher Milner

Title: President

[Signatures continue on following page(s).]

1840 LONGMIRE ROAD OWNER, LLC,

a Delaware limited liability company

By: Cantor Fitzgerald Income Trust Operating Partnership, L.P., its Managing Member

By: Cantor Fitzgerald Income Trust, Inc., its General Partner

By: /s/ Christopher Milner

Name: Christopher Milner

Title: President

5303 FISHER ROAD OWNER, LLC,

a Delaware limited liability company

By: Cantor Fitzgerald Income Trust Operating Partnership, L.P., its Managing Member

By: Cantor Fitzgerald Income Trust, Inc., its General Partner

By: /s/ Christopher Milner

Name: Christopher Milner

Title: President

[Signatures continue on following page(s).]

ADMINISTRATIVE AGENT:

CITIZENS BANK, N.A.,

as Administrative Agent

By: /s/ Alexander M. Hofstetter
Name: Alexander M. Hofstetter
Title: Senior Vice President

LENDERS:

CITIZENS BANK, N.A.,

as a Lender

By: /s/ Alexander M. Hofstetter
Name: Alexander M. Hofstetter
Title: Senior Vice President

[Signatures continue on following page(s).]

BMO HARRIS BANK N.A.,

as a Lender

By: /s/ Joseph C. Schweitzer
Name: Joseph C. Schweitzer
Title: Director

EXHIBIT A

[Conformed Credit Agreement]